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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    Form 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): January 28, 2004
                               (January 23, 2004)

                                 PSB GROUP, INC.
             (Exact name of registrant as specified in its charter)

        Michigan                   000-50301                    42-1591104
    (State or other          (Commission File No.)            (IRS Employer
    jurisdiction of                                         Identification No.)
     incorporation)

           1800 East Twelve Mile Road, Madison Heights, Michigan 48071
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (248) 548-2900

                                 Not Applicable
         (Former name or former address, if changed since last report.)


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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

         Exhibit Number

         99.1     Press Release, dated January 23, 2004 issued by PSB Group,
                  Inc.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         The following information, including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934.

         On January 23, 2004, PSB Group, Inc. issued a news release to report its financial results for the quarter ended December 31, 2003. The release is furnished as Exhibit 99.1 hereto.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      PSB GROUP, INC.


Dated: January 26, 2004                     By:  /s/ Don Phillippi
                                                 -------------------------------
                                                 Don Phillippi
                                                 Senior Vice President





















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                                  EXHIBIT INDEX

Exhibit Number    Description
--------------    -----------

     99.1         Press Release, dated January 23, 2004 issued by PSB Group,
                  Inc.






















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